UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☑     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12
NASHUA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

[NASHUA LETTERHEAD]
[DATE]
[NAME]
[ADDRESS]

Re:	Notice of Assumption of Options Granted by Nashua Corporation
Dear [NAME]:
     You are the holder of one or more options (the “Options”) to purchase shares of common stock of Nashua Corporation (the “Company”), which were granted to you pursuant to either or both of the Company’s Amended 1996 Stock Incentive Plan and the Company’s 1999 Shareholder Value Plan (each a “Company Stock Plan”).
     As you may know, the Company has entered into an Agreement and Plan of Merger, dated May 6, 2009 (the “Merger Agreement”), with Cenveo, Inc. (“Cenveo”) and NM Acquisition Corp. (“Merger Sub”), pursuant to which Merger Sub and the Company will merge (the “Merger”). The Merger Agreement provides that each outstanding Option at the effective time of the Merger, whether or not exercisable or vested, will be assumed by Cenveo and will be converted into an option to acquire Cenveo common stock and adjusted in the manner described below.
     If the Merger is approved by the Company’s shareholders at the special meeting of the Company’s shareholders to be held on September 15, 2009 at 10:00 a.m. local time at the Company’s offices at 250 South Northwest Highway, Park Ridge, Illinois (the “Special Meeting”), and subject to the satisfaction of certain other closing conditions, then at the effective time of the Merger, each Option will be converted into an option to purchase that number of whole shares of Cenveo common stock equal to the product (rounded down to the nearest whole number of shares of Cenveo common stock) of (i) the number of shares of Company common stock that were issuable (whether or not vested) upon exercise of such Option immediately prior to the Merger and (ii) the number obtained by dividing $6.130 by the volume-weighted average price per share of Cenveo common stock on 15 days selected by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing of the Merger (the “Cenveo Measurement Price”), provided that (A) if the Cenveo Measurement Price is less than or equal to $3.750, then this clause (ii) shall equal 1.635; and (B) if the Cenveo Measurement Price equals or exceeds $5.250, then this clause (ii) shall equal 1.168 (the “Exchange Ratio”).
     Further, the per-share exercise price for each assumed Option will be adjusted by (i) subtracting (A) $0.75 from (B) the exercise price per share at which the Option was exercisable immediately prior to the Merger (to account for the cash consideration paid to holders of Company common stock pursuant to the Merger), (ii) dividing such difference by the Exchange Ratio, and (iii) rounding the result up to the nearest whole cent.
     We will not be able to calculate the Exchange Ratio until the closing of the Merger, and as a result cannot now provide you with the actual number of shares of Cenveo stock that your Option would be exercisable for and the adjusted exercise price of your Option. However, as an example, if you held an Option to purchase 100 shares of the Company’s common stock with an exercise price of $6.04 per share, and if we assume that the Cenveo Measurement Price is $5.01 and as a result that the Exchange Ratio is 1.22, then at the closing of the Merger your Option would be converted into an option to purchase 122 shares of Cenveo common stock (100 x 1.224 = 122, rounded down per the Merger Agreement) at an exercise price of $4.32 per share ((6.04 – 0.75)/1.224 = $4.32, rounded up to nearest whole cent per the Merger Agreement). Other than as described in this notice, your Options will continue to have, and be subject to, the same terms and conditions set forth in the applicable Company Stock Plan and as provided in the option agreement governing such Option immediately prior to the Merger, including, without limitation, any vesting terms applicable to such Option.
     This notice generally explains how the Options will be treated in the Merger. The Merger and the treatment of Options in the Merger, however, are described more fully in the Merger Agreement filed by the Company with the Securities and Exchange Commission (“SEC”) on May 7, 2009 as Exhibit 2.1 to the Company’s Current Report on Form 8-K and the Company’s definitive proxy statement for the Special Meeting filed with the SEC on August 13, 2009. You may obtain a copy of the definitive proxy statement and the Merger Agreement by accessing the SEC’s website at www.sec.gov. Each holder of an Option should read carefully the Merger Agreement and the definitive proxy statement for additional information and details about the Merger and the treatment of the Options.
     If you have any questions related to the assumption of your Options, please feel free to contact me at 603-880-2145.
Sincerely,
NASHUA CORPORATION

By:
John L. Patenaude
Vice President-Finance, Chief Financial Officer and Treasurer

ADDITIONAL INFORMATION AND WHERE TO FIND IT
     On May 7, 2009 the Company announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 6, 2009 by and between the Company, Cenveo, Inc., a Colorado corporation (“Cenveo”), and NM Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of Cenveo (the “Merger Sub”). Pursuant to this agreement, the Merger Sub and the Company will merge (the “Merger”).
     In connection with the proposed Merger, Cenveo filed with the Securities and Exchange Commission (the “SEC”) on May 28, 2009 a Registration Statement on Form S-4 that constitutes the Company’s preliminary proxy statement with regard to the Merger and also constitutes a preliminary prospectus of Cenveo. On July 10, 2009 Cenveo filed Amendment No. 1 to the Registration Statement on Form S-4 with the SEC. On July 30, 2009 Cenveo filed Amendment No. 2 to the Registration Statement on Form S-4 with the SEC. On August 7, 2009 the SEC declared the S-4 effective. On or about August 13, 2009 the Company began mailing to its shareholders a final proxy statement with regard to the Merger. The final proxy statement contains important information about the Company, the Merger and related matters. Investors and security holders are urged to read the final proxy statement carefully. A copy of the final proxy statement with respect to the Merger, but not the proxy card, is available for viewing at the Company’s website, www.nashua.com.
     Investors and security holders may also obtain free copies of the Company’s final proxy statement with respect to the Merger and other documents filed by the Company with the SEC at the SEC’s web site maintained at www.sec.gov.

     In addition, investors and security holders may obtain free copies of the final proxy statement from the Company by contacting the Company’s Corporate Secretary at (603) 880-2323.
     The Company, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Reports on Form 10-Q for the quarters ending April 3, 2009 and July 3, 2009 and its proxy statement dated March 31, 2009 for its 2009 Annual Meeting of Shareholders, each of which are filed with the SEC, as well as the Company’s Current Reports on Forms 8-K filed with the SEC on March 6, 2009, May 7, 2009, July 22, 2009, July 30, 2009 and August 14, 2009. As of July 27, 2009, the Company’s directors and executive officers beneficially owned (as calculated in accordance with SEC Rule 13d-3) approximately 1.5 million shares, or 26.8%, of the Company’s common stock. You can obtain free copies of these documents from the Company using the contact information set forth above. Additional information regarding interests of such participants is included in the final proxy statement that is filed with the SEC and available free of charge as indicated above.

[NASHUA LETTERHEAD]
[DATE]
[NAME]
[ADDRESS]

Re:	Notice of Settlement of Restricted Stock Units Granted to Directors by Nashua Corporation
Dear [NAME]:
     You are the holder of an award of 8,095 restricted stock units, each of which represents the right to receive one share of common stock of Nashua Corporation (the “Company”), granted to you under the Company’s 2008 Directors’ Plan (the “Plan”).
     As you know, the Company has entered into an Agreement and Plan of Merger, dated May 6, 2009 (the “Merger Agreement”), with Cenveo, Inc. (“Cenveo”) and NM Acquisition Corp. (“Merger Sub”), pursuant to which Merger Sub and the Company will merge (the “Merger”).
     If the Merger is approved by the Company’s shareholders at the special meeting of the Company’s shareholders to be held on September 15, 2009 at 10:00 a.m. local time at the Company’s offices at 250 South Northwest Highway, Park Ridge, Illinois (the “Special Meeting”), and subject to the satisfaction of certain other closing conditions, then at the effective time of the Merger, each of your restricted stock units will be settled for the consideration provided in the Merger as described below.
     The Merger Agreement and Section 6(b)(2)(b) of the Plan provide at the closing of the Merger, each restricted stock unit will be settled for (i) $0.75 in cash (without interest) and (ii) that number of shares of Company common stock determined by dividing $6.130 by the volume-weighted average price per share of Cenveo common stock on 15 days selected by lot out of the 30 trading days ending on and including the second trading day immediately prior to the Merger, provided that (A) if such average price is less than or equal to $3.750, then the number of shares of Cenveo common stock received by Company shareholders per share of Company stock shall be equal to 1.635; and (B) if such average price equals or exceeds $5.250, then the number of shares of Cenveo common stock received by Company shareholders per share of Company stock shall be equal to 1.168.
     This notice generally explains how your restricted stock units will be treated in the Merger. The Merger and the treatment of restricted stock units in the Merger, however, are described more fully in the Merger Agreement filed by the Company with the Securities and Exchange Commission (“SEC”) on May 7, 2009 as Exhibit 2.1 to the Company’s Current Report on Form 8-K and the Company’s definitive proxy statement for the Special Meeting filed with the SEC on August 13, 2009. You may obtain a copy of the definitive proxy statement and the Merger Agreement by accessing the SEC’s website at www.sec.gov. Each holder of restricted stock units should read carefully the Merger Agreement and the definitive proxy statement for additional information and details about the Merger and the treatment of the restricted stock units.

If you have any questions related to the settlement of your restricted stock units, please feel free to contact me at 603-880-2145.
Sincerely,
NASHUA CORPORATION

By:
John L. Patenaude
Vice President-Finance, Chief Financial Officer and Treasurer

ADDITIONAL INFORMATION AND WHERE TO FIND IT
     On May 7, 2009 the Company announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 6, 2009 by and between the Company, Cenveo, Inc., a Colorado corporation (“Cenveo”), and NM Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of Cenveo (the “Merger Sub”). Pursuant to this agreement, the Merger Sub and the Company will merge (the “Merger”).
     In connection with the proposed Merger, Cenveo filed with the Securities and Exchange Commission (the “SEC”) on May 28, 2009 a Registration Statement on Form S-4 that constitutes the Company’s preliminary proxy statement with regard to the Merger and also constitutes a preliminary prospectus of Cenveo. On July 10, 2009 Cenveo filed Amendment No. 1 to the Registration Statement on Form S-4 with the SEC. On July 30, 2009 Cenveo filed Amendment No. 2 to the Registration Statement on Form S-4 with the SEC. On August 7, 2009 the SEC declared the S-4 effective. On or about August 13, 2009 the Company began mailing to its shareholders a final proxy statement with regard to the Merger. The final proxy statement contains important information about the Company, the Merger and related matters. Investors and security holders are urged to read the final proxy statement carefully. A copy of the final proxy statement with respect to the Merger, but not the proxy card, is available for viewing at the Company’s website, www.nashua.com.
     Investors and security holders may also obtain free copies of the Company’s final proxy statement with respect to the Merger and other documents filed by the Company with the SEC at the SEC’s web site maintained at www.sec.gov.
     In addition, investors and security holders may obtain free copies of the final proxy statement from the Company by contacting the Company’s Corporate Secretary at (603) 880-2323.
     The Company, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Reports on Form 10-Q for the quarters ending April 3, 2009 and July 3, 2009 and its proxy statement dated March 31, 2009 for its 2009 Annual Meeting of Shareholders, each of which are filed with the SEC, as well as the Company’s Current Reports on Forms 8-K filed with the SEC on March 6, 2009, May 7, 2009, July 22, 2009, July 30, 2009 and August 14, 2009. As of July 27, 2009, the Company’s directors and executive officers beneficially owned (as calculated in accordance with SEC Rule 13d-3) approximately 1.5 million shares, or 26.8%, of the Company’s common stock. You can obtain free copies of these documents from the Company using the contact information set forth above. Additional information regarding interests of such participants is included in the final proxy statement that is filed with the SEC and available free of charge as indicated above.

[NASHUA LETTERHEAD]
[DATE]
[NAME]
[ADDRESS]

Re:	Notice of Assumption of Restricted Stock of Nashua Corporation
Dear [NAME]:
     You are the holder of shares of common stock of Nashua Corporation (the “Company”) which are subject to a restricted stock award agreement (“Restricted Shares”) and were granted to you pursuant to one or more of the following: the Company’s 1999 Shareholder Value Plan, 2004 Value Creation Incentive Plan, 2007 Value Creation Incentive Plan and 2008 Value Creation Incentive Plan.
     As you know, the Company has entered into an Agreement and Plan of Merger, dated May 6, 2009 (the “Merger Agreement”), with Cenveo, Inc. (“Cenveo”) and NM Acquisition Corp. (“Merger Sub”), pursuant to which Merger Sub and the Company will merge (the “Merger”). If the Merger is approved by the Company’s shareholders at the special meeting of the Company’s shareholders to be held on September 15, 2009 at 10:00 a.m. local time at the Company’s offices at 250 South Northwest Highway, Park Ridge, Illinois (the “Special Meeting”), and subject to the satisfaction of certain other closing conditions, then at the effective time of the Merger, each of your Restricted Shares will be cancelled and converted into the right to receive the merger consideration and subject to the conditions set forth in the Merger Agreement, each of which is described below.
     Each Restricted Share will be converted into the right to receive (i) $0.75 in cash (without interest) and (ii) a number of shares of Cenveo common stock determined by dividing $6.130 by the volume-weighted average price per share of Cenveo common stock on 15 days selected by lot out of the 30 trading days ending on and including the second trading day immediately prior to the Merger, provided that (A) if such average price is less than or equal to $3.750, then the number of shares of Cenveo common stock received by Company shareholders per share of Company stock shall be equal to 1.635; and (B) if such average price equals or exceeds $5.250, then the number of shares of Cenveo common stock received by Company shareholders per share of Company stock shall be equal to 1.168 ((i) and (ii) together the “Merger Consideration”).
     The awards pursuant to which your Restricted Shares were granted will be assumed by Cenveo in the Merger. Your right to receive the Merger Consideration that your Restricted Shares will be converted into, remains subject to the terms and conditions of the restricted share award agreement governing such Restricted Shares in effect immediately prior to the Merger, except that the performance targets set forth in your restricted share award agreement will now apply to the performance of shares of Cenveo common stock as adjusted in the manner set forth in Exhibit B to the Merger Agreement (a copy of which is enclosed with this notice for your convenience). For each Restricted Share, you will not receive the Merger Consideration into which it converts unless and until all of the conditions set forth in the restricted share award agreement, including the revised performance targets set forth on Exhibit B, are satisfied.

     This notice generally explains how your Restricted Shares will be treated in the Merger. The Merger and the treatment of Restricted Shares in the Merger, however, are described more fully in the Merger Agreement filed by the Company with the Securities and Exchange Commission (“SEC”) on May 7, 2009 as Exhibit 2.1 to the Company’s Current Report on Form 8-K and the Company’s definitive proxy statement for the Special Meeting filed with the SEC on August 13, 2009. You may obtain a copy of the definitive proxy statement and the Merger Agreement by accessing the SEC’s website at www.sec.gov. Each holder of Restricted Shares should read carefully the Merger Agreement and the definitive proxy statement for additional information and details about the Merger and the treatment of the Restricted Shares.
     If you have any questions related to the assumption of your Restricted Shares, please feel free to contact me at 603-880-2145.

Sincerely, NASHUA CORPORATION
By:
John L. Patenaude
Vice President-Finance, Chief Financial Officer and Treasurer
ADDITIONAL INFORMATION AND WHERE TO FIND IT
     On May 7, 2009 the Company announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 6, 2009 by and between the Company, Cenveo, Inc., a Colorado corporation (“Cenveo”), and NM Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of Cenveo (the “Merger Sub”). Pursuant to this agreement, the Merger Sub and the Company will merge (the “Merger”).
     In connection with the proposed Merger, Cenveo filed with the Securities and Exchange Commission (the “SEC”) on May 28, 2009 a Registration Statement on Form S-4 that constitutes the Company’s preliminary proxy statement with regard to the Merger and also constitutes a preliminary prospectus of Cenveo. On July 10, 2009 Cenveo filed Amendment No. 1 to the Registration Statement on Form S-4 with the SEC. On July 30, 2009 Cenveo filed Amendment No. 2 to the Registration Statement on Form S-4 with the SEC. On August 7, 2009 the SEC declared the S-4 effective. On or about August 13, 2009 the Company began mailing to its shareholders a final proxy statement with regard to the Merger. The final proxy statement contains important information about the Company, the Merger and related matters. Investors and security holders are urged to read the final proxy statement carefully. A copy of the final proxy statement with respect to the Merger, but not the proxy card, is available for viewing at the Company’s website, www.nashua.com.
     Investors and security holders may also obtain free copies of the Company’s final proxy statement with respect to the Merger and other documents filed by the Company with the SEC at the SEC’s web site maintained at www.sec.gov.
     In addition, investors and security holders may obtain free copies of the final proxy statement from the Company by contacting the Company’s Corporate Secretary at (603) 880-2323.
     The Company, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Reports on Form 10-Q for the quarters ending April 3, 2009 and July 3, 2009 and its proxy statement dated March 31, 2009 for its 2009 Annual Meeting of

Shareholders, each of which are filed with the SEC, as well as the Company’s Current Reports on Forms 8-K filed with the SEC on March 6, 2009, May 7, 2009, July 22, 2009, July 30, 2009 and August 14, 2009. As of July 27, 2009, the Company’s directors and executive officers beneficially owned (as calculated in accordance with SEC Rule 13d-3) approximately 1.5 million shares, or 26.8%, of the Company’s common stock. You can obtain free copies of these documents from the Company using the contact information set forth above. Additional information regarding interests of such participants is included in the final proxy statement that is filed with the SEC and available free of charge as indicated above.

Exhibit B to the Merger Agreement
     The performance targets set forth in Section 2(a) of the Restricted Stock Agreements granted under the 1999 Shareholder Value Plan and 2007 and 2008 Value Creation Incentive Plans and in Section 5(a)(1) of the 2004 Value Creation Incentive Plan shall be automatically deemed amended in pertinent part, without any further action required by the Parent or the Company, effective as of the Effective Time, as stated below:

Section 2 (a)(i) of the Restricted Stock Agreement under the 2007 and 2008 Value Creation Incentive Plans		Section 2 (a)(ii) of the Restricted Stock Agreement under the 2007 and 2008 Value Creation Incentive Plans		Section 2 (a)(iii) of the Restricted Stock Agreement under the 2007 and 2008 Value Creation Incentive Plans

Prior to Effective Time	Following Effective Time	Prior to Effective Time	Following Effective Time	Prior to Effective Time	Following Effective Time

Company stock is equal to or greater than $11 and less than $12	Parent stock is equal to or greater than $v and less than $w	Company stock is equal to or greater than $12 and less than $13	Parent stock is equal to or greater than $w and less than $x	Company stock is equal to or greater than $13	Parent stock is equal to or greater than $x

Section 2 (a)(i) of the Restricted Stock Agreement under the 1999 Shareholder Value Plan		Section 2 (a)(ii) of the Restricted Stock Agreement under the 1999 Shareholder Value Plan		Section 2 (a)(iii) of the Restricted Stock Agreement under the 1999 Shareholder Value Plan

Prior to Effective Time	Following Effective Time	Prior to Effective Time	Following Effective Time	Prior to Effective Time	Following Effective Time

Company stock is equal to or greater than $13 and less than $14	Parent stock is equal to or greater than $x and less than $y	Company stock is equal to or greater than $14 and less than $15	Parent stock is equal to or greater than $y and less than $z	Company stock is equal to or greater than $15	Parent stock is equal to or greater than $z

Section 5 (a)(1) of the 2004 Value Creation Incentive Plan

Prior to Effective Time	Following Effective Time	Prior to Effective Time	Following Effective Time	Prior to Effective Time	Following Effective Time

Company stock is equal to or greater than $13 and less than $14	Parent stock is equal to or greater than $x and less than $y	Company stock is equal to or greater than $14 and less than $15	Parent stock is equal to or greater than $y and less than $z	Company stock is equal to or greater than $15	Parent stock is equal to or greater than $z

Key:	v equals the product of 11.00/$6.88* and the Parent Stock Measurement Price
w equals the product of 12.00/$6.88* and the Parent Stock Measurement Price
x equals the product of 13.00/$6.88* and the Parent Stock Measurement Price
y equals the product of 14.00/$6.88* and the Parent Stock Measurement Price
z equals the product of 15.00/$6.88* and the Parent Stock Measurement Price

*	Pursuant to the Merger Agreement, $6.88 shall be replaced by the sum of $0.75 and (I) the product of the Parent Stock Measurement Price and 1.635 if the Parent Stock Measurement Price is less than or equal to $3.750, and (II) the product of the Parent Stock Measurement Price and 1.168 if the Parent Stock Measurement Price is greater than or equal to $5.250.